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                                                                   EXHIBIT 10.3





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                               ODS NETWORKS, INC.

                                  EXHIBIT 10.3
                                      TO
                                   FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

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                                                                   EXHIBIT 10.3


                              FIRST AMENDMENT TO
                          OPTICAL DATA SYSTEMS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN


     WHEREAS, the Optical Data Systems, Inc. 1997 Employee Stock Purchase Plan (the "Plan") was adopted and approved by the Board of Directors on January 23, 1997;

     WHEREAS, the Plan was approved by the stockholders of the Company at the Annual Meeting of the Stockholders held on April 24, 1997;

     WHEREAS, at the aforesaid Annual Meeting of Stockholders of the Company, the stockholders also approved an amendment to the Company's Certificate of Incorporation to change the formal name of the Company from Optical Data Systems, Inc. to ODS Networks, Inc.;

     WHEREAS, Section 12 of the Plan provides in part that the Board of Directors shall have complete power and authority to amend the Plan at any time without the approval of the stockholders of the Company, other than for certain transactions not applicable hereto;

     WHEREAS, as a result of the change of the name of the Company, the Company, acting through its Board of Directors, desires to amend the Plan so as to change the name of the Plan; and

     WHEREAS, this First Amendment to the Plan (the "First Amendment") has been duly authorized and approved by the Board of Directors of the Company on October 28, 1997;

     NOW, THEREFORE, for and in consideration of the above stated premises, the Plan is hereby amended by the First Amendment as follows:

     1. AMENDMENT OF PLAN. The name of the Plan is hereby changed from the Optical Data Systems, Inc. 1997 Employee Stock Purchase Plan to the ODS Networks, Inc. 1997 Employee Stock Purchase Plan, effective as of October 28, 1997. All references in the Plan to the term "Plan" shall be to the ODS Networks, Inc. 1997 Employee Stock Purchase Plan.

     2. RATIFICATION OF PLAN. Except as modified in Section 1 hereof, the Plan is hereby approved, ratified and confirmed in all respects.

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     Executed and effective this 28th day of October, 1997.

                                     ODS NETWORKS, INC.



                                     By:  /s/ G. WARD PAXTON
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                                          G. WARD PAXTON,
                                          President and Chief Executive Officer

ATTEST:


By:  /s/ MICHAEL L. PAXTON
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     MICHAEL L. PAXTON,
     Secretary







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